EXHIBIT 10.16

                           SUBLEASE AGREEMENT


      THIS SUBLEASE AGREEMENT ("Sublease") is made and entered into as of the 19th day of January, 1994 (the "Effective Date"), between TEXAS COMMERCE BANK NATIONAL ASSOCIATION, national banking association (hereinafter called "Landlord"), and HARRIS WEBB & GARRISON, INC., a Texas corporation (hereinafter called "Tenant"):

ARTICLE I:  PRIME LEASE

1.01 This Sublease is subject and subordinate to that certain Lease (hereinafter called the "Prime Lease") dated September 1, 1991 and executed by and between 5599 SAN FELIPE, LTD. (hereinafter called the "Prime Lessor"), as lessor and AMERITRUST TEXAS NATIONAL ASSOCIATION (predecessor-in-interest to Landlord), as lessee, a copy of which Prime Lease is attached hereto as Exhibit A and made a part hereof. Except to the extent that the terms, conditions and provisions of this Sublease are different from the terms and provisions of the Prime Lease, the terms, conditions and provisions contained in the Prime Lease shall be applicable to this Sublease with the same force and effect as if Landlord were the lessor under the Prime Lease and Tenant were the lessee thereunder. Accordingly, except as set forth in Section 1.03 below, Tenant shall comply with all obligations of Landlord under the Prime Lease including, without limitation, all repair obligations, all insurance obligations, all obligations to pay utility charges and taxes, and all indemnification obligations of Landlord thereunder. Additionally, Tenant agrees that whenever the consent of Prime Lessor is required under the terms of the Prime Lease with respect to any actions to be taken thereunder, Tenant shall obtain the consent (a) of Landlord and (b) of Prime Lessor as required under the Prime Lease.

1.02 Notwithstanding any provision of this Sublease to the contrary, the only services and rights to which Tenant is entitled hereunder are those to which Landlord is entitled under the Prime Lease, and Tenant shall look solely to Prime Lessor under the Prime Lease for all such services and rights; provided, however, this provision shall not cause Tenant's benefits or remedies to be less than the benefits or remedies to which Landlord is entitled under the Prime Lease.

1.03  With the exception of the obligation to pay Base Rental pursuant to
      Section 5 of the Prime Lease and to pay Lessee's Share of Forecast Actual Operating Expenses and any Operating Expense Adjustment pursuant to
      Section 7 thereof, and any liability accruing from Landlord's failure to pay same when due thereunder, Tenant hereby covenants and agrees to indemnify and hold Landlord harmless from and against all claims, losses, damages, duties, obligations and liabilities arising under the Prime Lease (unless such claims, losses, damages, duties, obligations and liabilities arise due to Landlord's gross negligence or

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      willful misconduct), and all reasonable expenses incurred by Landlord in defending same, including court costs and reasonable attorneys' fees.

1.04 Landlord expressly covenants that, without the prior written consent of Tenant, it shall not amend or alter the Prime Lease or take any other action which would adversely affect the use by Tenant of the Leased Premises (hereinafter defined) or increase the obligations of Tenant or decrease the rights of Tenant hereunder or thereunder. Landlord and Tenant each covenant and agree to promptly deliver to the other party copies of any and all notices or other correspondence from the Prime Lessor that might affect said other party in any manner and further agree, notwithstanding Section 10.05 to the contrary, to so deliver same in the manner most appropriate to insure that said other party will be able to respond to any of such notices or other correspondence from the Prime Lessor within any time periods set forth in the Prime Lease.

1.05 Tenant shall not have the right to exercise any of Landlord's options or elections permitted or authorized under the Prime Lease. In the event that Prime Lessor shall default in the performance of any of its obligations under the Prime Lease, Tenant shall have the right, in the name of Landlord, to make demand or institute any appropriate action or proceeding against Prime Lessor for the enforcement of the obligations of Prime Lessor, and Landlord shall cooperate with Tenant with respect thereto.

1.06 In case of any breach hereof by Tenant, Landlord, in addition to all other rights of Landlord hereunder or available to Landlord at law or equity shall have all the rights against Tenant as would be available to the Prime Lessor against the lessee under the Prime Lease if such breach were by the lessee thereunder. In the event either party defaults in the performance of any of the terms and provisions hereof and the non-defaulting party places the enforcement of this Sublease in the hands of an attorney, the defaulting party agrees to reimburse the non-defaulting party for all reasonable expenses incurred by the non-defaulting party as a result thereof including, but not limited to, reasonable attorneys' fees.

ARTICLE II:  DEMISE AND DESCRIPTION

2.01 Pursuant to the Prime Lease, Landlord has leased from Prime Lessor approximately 44,485 square feet of Net Rentable Area located on the third
      (3rd) and fourth (4th) floors of the Building, all as more particularly defined and described in the Prime Lease (herein called the "Prime Lease Space").

2.02 Subject to and upon the terms and conditions set forth herein, Landlord hereby subleases to Tenant, and Tenant hereby subleases from Landlord for the term

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      herein set forth, all of Landlord's right, title and interest in and to the use and occupancy of approximately 10,798 square feet of Net Rentable Area out of the Prime Lease Space, as shown outlined on Exhibit B attached hereto and made a part hereof (herein called the "Leased Premises"). Landlord and Tenant hereby stipulate and agree that the Net Rentable Area of the Leased Premises is 10,798 square feet and the Net Rentable Area of the Building is 450,508 square feet, notwithstanding any minor variations in measurement or other minor variations that may have been incurred in the calculation thereof.

ARTICLE III:  TERM

3.01 Unless the Prime Lease is terminated sooner pursuant to the terms thereof, the term of this Sublease shall commence on the date which is the earlier of (a) five (5) business days following written notice from Landlord to Tenant, that Landlord has completed the relocation of its personnel from the Leased Premises, such that the entire Leased Premises are available for Tenant's use and occupancy or (b) February 15, 1994 (the "Commencement Date"). The initial term of this Sublease (the "Term") shall commence on the Commencement Date, and unless sooner terminated under any other terms and provisions hereof or under the Prime Lease, shall terminate on March 14, 1999.

ARTICLE IV:  RENT

4.01 Tenant hereby agrees to pay an annual base rental (the "Base Rent") as follows: (a) from the Commencement Date through April 30, 1994, an amount equal to Five and 25/100 Dollars ($5.25) per square foot of Net Rentable Area within the Leased Premises, payable in monthly installments equal to Four Thousand Seven Hundred Twenty-Four and 13/100 Dollars ($4,724.13) each, and (b) from May 1, 1994 through March 31, 1999, an amount equal to Ten and 50/100 Dollars ($10.50) per square foot of Net Rentable Area within the Leased Premises, payable in monthly installments equal to Nine Thousand Four Hundred Forty-Eight and 25/100 Dollars ($9,448.25) each. Tenant shall pay such rental to Landlord monthly without demand, for each and every month of this Sublease, such installments being due and payable on the first day of each calendar month; provided, however, that if the Term of the Sublease commences on a day other than the first day of the calendar month, the first payment under the Sublease shall be prorated for the remainder of the calendar month in which the Term of the Sublease commences.

4.02 As used in this Sublease, "Rent" shall mean the Base Rental, the Tenant's Share of Forecast Excess Operating Expenses (hereinafter defined), the Operating Expense Adjustment, and all other amounts provided for in this Sublease to be paid by Tenant, all of which shall constitute rental in consideration for this

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      Sublease and the leasing of the Leased Premises. The Rent shall be paid at the times and in the amounts provided for herein in legal tender of the United States of America to Landlord at the address specified above or to such other person or at such other address as Landlord may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction, or offset except as may be expressly set forth in this Sublease.

4.03 (a) Beginning with the calendar year 1995 and continuing for each year during the remainder of the Term thereafter, Tenant shall reimburse Landlord for Tenant's Share of the amount, if any, by which the Actual Operating Expenses for each such year, after any adjustment thereof pursuant to Section 7 of the Prime Lease and this Section 4.03, exceeds the amount of the Actual Operating Expenses for the calendar year 1994 (the "BaseYear"), after any adjustment thereof pursuant to Section 7 of the Prime Lease and this Section 4.03, as provided for in this Article IV.

      (b) "Forecast Excess Operating Expenses", as that term is used herein, shall mean the Actual Operating Expenses as projected by Prime Lessor for any calendar year that are in excess of the Actual Operating Expenses for the Base Year. "Tenant's Share", as that term is used herein, shall mean a fraction the numerator of which is the number of square feet of Net Rentable Area in the Leased Premises and the denominator of which is the greater of 95% of the Net Rentable Area in the Building or the total Net Rentable Area leased to and occupied by tenants of the Building. For each calendar year after the Base Year, a statement of the projected amount of Tenant's Share of Forecast Excess Operating Expenses shall be furnished by Landlord to Tenant upon receipt by Landlord of the estimate to be provided by Prime Lessor pursuant to Section 7(b) of the Prime Lease. Concurrently with each installment payment of Base Rental, Tenant shall pay to Landlord one-twelfth (1/12th) of the Tenant's Share of Forecast Excess Operating Expenses for each calendar year after the Base Year. In the event of Prime Lessor's failure or delay in providing the new estimate required pursuant to Section 7(b) of the Prime Lease, Tenant shall make progress payments of Tenant's Share of Forecast Excess Operating Expenses based on the last previous estimate until Landlord is able to provide such new estimate.

      (c) If Tenant's Share of Actual Operating Expenses for any calendar year after the Base Year is greater than payments theretofore made by Tenant on account of Tenant's Share of Forecast Excess Operating Expenses, and Actual Operating Expenses included in Base Rental, Tenant shall pay to Landlord within thirty (30) days after Tenant's receipt of the annual statements referred to in Section 4.03(e) below the amount of such excess. However, if Tenant's Share of Actual Operating Expenses for such calendar year is less than payments theretofore

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      made by Tenant on account of Tenant's Share of Forecast Excess Operating
      Expenses and Actual Operating Expenses included in Base Rental, Landlord shall pay to Tenant within thirty (30) days after Tenant's receipt of such statement the amount of such difference.

      (d) Any sum payable by Tenant under this Section 4.03 shall be deemed additional rent.

      (e) Promptly after receipt of the written statement to be provided to Landlord by Prime Lessor pursuant to Section 7(e) of the Prime Lease for each calendar year during the term hereof, Landlord shall deliver to Tenant a written statement itemized in reasonable detail and certified to by Landlord, showing Actual Operating Expenses for the calendar year in question and a statement of Tenant's Share of Actual Operating Expenses.

      (f) Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is less than ninety-five percent (95%) occupied during any year (including the Base Year) an adjustment (the "Operating Expense Adjustment") shall be made in computing the Actual Operating Expenses for such year so that the Actual Operating Expenses shall be computed for such year as though the Building has been ninety-five percent (95%) occupied during such year. It is agreed that if in any year subsequent to the Base Year, the taxes assessed against the Building increase due to the fact that any tenant of the Building (other than Tenant) installs leasehold improvements in its space which exceed the value (on a per square foot basis) of the leasehold improvements installed in the Leased Premises, then the amount of such increase shall not be included in Actual Operating Expenses for such subsequent year and subsequent years.

4.05 Tenant shall be responsible for (i) all telephone charges incurred in the use of the Leased Premises, and (ii) the costs of all additional services requested of Prime Lessor from time to time (such as overtime HVAC service), for which Tenant shall pay Prime Lessor directly as billed (or, if billed to Landlord, Tenant shall reimburse Landlord promptly upon demand). If it is determined in good faith by a qualified electrical engineer that Tenant is consuming electricity in excess of the maximum consumption provided for the Prime Lease Space in the Prime Lease, Landlord may install or cause to be installed a meter to monitor such electrical consumption. The cost of such meter and the installation of same shall be borne by Tenant, which cost shall be equal to the cost charged to Landlord for such meter and its installation.



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ARTICLE V:  QUIET ENJOYMENT

5.01 Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Sublease, including the payment of rental and all other sums due hereunder, Landlord covenants that Tenant shall peaceably and quietly hold and enjoy the Leased Premises against Landlord and all persons claiming by, through or under Landlord, for the term herein described subject to the provisions and conditions of this Sublease and of the Prime Lease.

ARTICLE VI: ASSIGNMENT

6.01 Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign, transfer, mortgage, pledge, hypothecate or encumber this Sublease or any interest herein or sublet the Leased Premises or any part thereof, or permit the use of the Leased Premises by any party other than Tenant. Any such assignment or subletting without such consent by Landlord shall be void. Any such consent by Landlord to any such assignment or subletting shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Notwithstanding the foregoing, Tenant may sublease or assign this sublease to any entity controlled or under common control with Tenant (herein called an "Affiliate") without the prior written consent of Landlord; provided, however, any assignment or subletting to an Affiliate shall not release Tenant from any of Tenant's obligations hereunder.

ARTICLE VII: INDEMNIFICATION

7.01 Tenant shall indemnify Landlord for and hold Landlord harmless from and against all costs, expenses (including attorneys' fees), fines, suits, claims, demands, liabilities and actions resulting from any breach, violation or nonperformance of any covenant or condition hereof or from the use or occupancy of the Leased Premises by Tenant or Tenant's employees, agents, contractors, licensees and invitees. Landlord shall not be liable to Tenant or Tenant's employees, agents, contractors, licensees or invitees for any damage to person or property resulting from any act or omission or negligence of any visitor to the Leased Premises except as Landlord's own negligence may contribute thereto.

ARTICLE VIII: PREFERENTIAL RIGHT TO SUBLEASE

8.01 During the twenty-four (24) months immediately following the Commencement Date, Tenant shall have a right of first opportunity (the"Preferential Right") to

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      include in the Leased remises under this Sublease the lease space located on the third (3rd) and fourth (4th) floors of the Building that are contained within the Prime Lease Space (the "Opportunity Space"), prior to the Opportunity Space being subleased by Landlord to a third party. Landlord shall deliver written notice (the"Availability Notice") to Tenant when Landlord enters or intends to enter serious negotiations with a third party to sublease all or any portion of the Opportunity Space (and Landlord's good faith determination of whether serious negotiations have been entered or are about to be entered shall be conclusive and binding upon the parties). The Availability Notice shall include a floor plan of the subject Opportunity Space, and shall state the date that Landlord expects same to be available, and all principal terms and conditions upon which Landlord is willing to sublease such space (including, without limitation, rental rate, term, renewal and expansion options, and other preferential rights, the number of parking spaces and rates therefor, the basis upon which operating expenses will be charged to the Tenant, and if Tenant's right to the subject Opportunity Space will be subject to expansion or renewal rights held by other subtenants). Upon request of Tenant, Landlord will provide access to the subject Opportunity Space to Tenant and its representatives during the period of time Tenant has the right to exercise its Preferential Right with respect to such space.

8.02 Tenant shall have a period of ten (10) business days after receipt of the Availability Notice to sublease the subject Opportunity Space by delivering written notice to Landlord exercising its right to sublease same upon the terms and conditions contained in the Availability Notice. If Tenant fails to respond to Landlord's Availability Notice within such ten (10) business day period, Tenant shall be deemed to have elected not to sublease such Opportunity Space. If Tenant exercises the right to sublease the Opportunity Space, said sublease shall commence on the earliest to occur of (x) Tenant's occupancy of such space for the purpose of conducting business therefrom, (y) sixty (60) days after Landlord's delivery of such space to Tenant, or (z) the date a third party would have commenced paying Rent thereon had Tenant not exercised its Preferential Right with respect to such space. After Tenant validly exercises the Preferential Right, the parties shall negotiate in good faith an amendment to this Sublease adding the Opportunity Space and confirming the subleasing of such Opportunity Space to Tenant, but an otherwise valid exercise of the Preferential Right shall be fully effective, whether or not such amendment is executed.

8.03 The Preferential Right shall apply only with respect to the entire Opportunity Space offered by Landlord to Tenant, and may not be exercised with respect to only a portion thereof, unless only a portion shall first become the subject of Landlord's notice concerning negotiations with another party as described above. If Tenant shall fail to exercise such Preferential Right after notice by

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      Landlord as provided herein, Landlord may sublease the portion of the
      Opportunity Space described in the Availability Notice, on such terms and conditions as Landlord may determine in its sole and absolute discretion, except that in no event shall the effective rental rate (taking into consideration all amounts to be paid by Tenant to Landlord thereunder, such as annual Base Rental, Tenant's additional rental and parking charges, together with all allowances and monetary concessions (such as tenant improvement allowance and free rent) to be provided by Landlord to Tenant) in such sublease be less than ninety percent (90%) of the effective rental rate offered to Tenant in the Availability Notice, and the Preferential Right shall be of no further force or effect with respect to such portion of the Opportunity Space. The foregoing Preferential Right shall be subject and subordinate to any expansion or renewal rights granted to a third party in a sublease of Opportunity Space that Tenant elected not to sublease pursuant to this Article VIII, provided that such rights were set forth in the applicable Availability Notice. If, upon Tenant's failure to exercise its Preferential Right, Landlord does not enter into a sublease of such space within one hundred twenty (120) days following the Availability Notice, Tenant's Preferential Rights shall apply again to such space, and Landlord shall be required to notify Tenant when Landlord enters or intends to enter serious negotiations with another party to lease such space as provided above.

8.04 Tenant shall not be permitted to exercise any Preferential Right hereunder if on the date Tenant exercises such right or at the time Landlord delivers such space to Tenant, Tenant is in default under this Sublease beyond any applicable grace period. If this Sublease or Tenant's right to possession of the Leased Premises shall terminate in any manner whatsoever before Tenant shall exercise the right herein provided, then immediately upon such termination, the right to sublease the Opportunity Space herein granted shall simultaneously terminate and become null and void. Tenant shall not have the right to assign its Preferential Right hereunder to any sublessee of the Leased Premises or any assignee of this Sublease (other than an Affiliate), nor may any such sublessee or assignee exercise such Preferential Right (other than an Affiliate).

8.05 Tenant shall be entitled to one additional (1) unreserved parking permit for each 850 square feet of Net Rentable Area subleased pursuant to such Preferential Right, up to a maximum (including the original thirteen unreserved spaces) of forty-four (44) unreserved spaces. Tenant shall be entitled to one additional (1) reserved parking permit for each 11,000 square feet of Net Rentable Area subleased pursuant to such Preferential Right in excess of 22,000 square feet of Net Rentable Area, up to a maximum (including the original three reserved spaces) of five (5) reserved spaces.



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ARTICLE IX: PARKING

9.01 Parking spaces shall be provided to Tenant during the term of this Sublease in accordance with the terms of Exhibit C attached hereto and made a part hereof for all purposes.

ARTICLE X: MISCELLANEOUS

10.01 No amendment, modification or alteration of the terms hereof shall be binding unless the same shall be in writing, dated subsequent to the date hereof and duly executed by the parties hereto.

10.02 Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Sublease. Whenever the context of this Sublease requires, words used in the singular shall be construed to include the plural and vice versa and pronouns of whatsoever gender shall be deemed to include and designate the masculine, feminine or neuter gender.

10.03 For the convenience of the parties, any number of counterparts of this Sublease may be executed by one or more parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

10.04 Landlord makes no warranties, express or implied, with respect to the present physical condition of the Leased Premises, or the physical condition of the Building and related facilities. The Leased Premises shall be delivered to Tenant, and Tenant shall accept same, in the condition and with only such leasehold improvements, if any, as set forth in Exhibit D attached hereto. Tenant agrees to accept the Leased Premises "as is" and agrees that, except for the obligations of Landlord provided in Exhibit D attached hereto, Landlord shall not be obligated to make or pay for any repairs, additions or improvements thereto.

10.05 Subject to Article 1.04 hereof, all notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered personally or sent by United States certified or registered mail, postage prepaid, return receipt requested, if to:

                          The address for Landlord is:

                  Texas Commerce Bank National Association
                  P.O. Box 2558
                  Houston, Texas 77252

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                  Attention: Corporate Real Estate Department

                           The address for Tenant is:

                          Harris Webb & Garrison, Inc.
                           5599 San Felipe, Suite 301
                              Houston, Texas 77056
                      Attention: Mr. Robert E. Garrison II

      Either party shall have the right to change its address to which notices shall thereafter be sent by giving the other written notice thereof.

10.06 This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns in accordance with the terms of this Sublease.

10.07 Time is of the essence in the performance by Tenant of its obligations hereunder.

10.08 Landlord has agreed to pay a brokerage commission to Grubb & Ellis Company (the "Broker") pursuant to a separate agreement between Landlord and the Broker. Landlord and Tenant hereby represent and warrant each to the other that they have not employed any other agents, brokers or other such parties in connection with this Sublease, and each agrees that they shall hold the other harmless from and against any and all claims of all other agents, brokers or other such parties claiming by, through or under the respective indemnifying party.

10.09 Tenant acknowledges that the existing leasehold improvements located on the third (3rd) floor of the Building were constructed in contemplation of the entire floor being occupied by a single tenant. Tenant agrees to occupy only the approximately 10,798 square feet of Net Rentable Area as indicated by the cross-hatched area on the attached Exhibit B. If Tenant occupies any portion of the third
            (3rd) floor of the Building outside of the cross-hatched area (other than pursuant to the valid exercise by Tenant of the Preferential Right provided in Article VIII of this Sublease) Tenant shall pay base rental and additional rent from the Commencement Date through the date of such use equal to an annual "gross" base rental rate of Fifteen and No/100 Dollars ($15.00) per square foot of Net Rentable Area actually used by Tenant. Notwithstanding the foregoing, this shall in no event constitute an option for Tenant to expand the Leased Premises, it being understood that Landlord may terminate Tenant's use and occupancy of such additional space at any time upon written notice to Tenant. Failure of Landlord to terminate Tenant's occupancy of such additional space

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            upon notice thereof to Landlord, or delay in taking any action in connection therewith, shall not waive any of Landlord's rights with respect to the termination of such occupancy or with respect to the collection of rent as a result of such occupancy. If Landlord elects to sublease a portion of the third (3rd) floor of the Building to a third party other than Tenant, Landlord shall construct, at Landlord's sole cost and expense, such leasehold improvements as are necessary to modify the third (3rd) floor of the Building from a single tenant floor to a multi-tenant floor. Tenant agrees that Landlord shall -not be required to make such modifications until such time as Landlord subleases a portion of the third (3rd) floor of the Building to a third party other than Tenant.

10.10 Tenant covenants and agrees that it will not injure the Building or the Leased Premises but will take the same care thereof which a reasonably prudent person would take of its own property, and upon termination of this Sublease, Tenant will surrender and deliver up the Leased Premises to Landlord in the same condition in which the same existed on the Commencement Date of this Sublease, except for ordinary wear and tear. Tenant shall not change, remove or modify any of the leasehold improvements located in the Leased Premises without the prior written consent of Landlord.

10.11 Notwithstanding anything else contained herein to the contrary, Tenant shall not have the right to exercise any of Landlord's options or elections permitted or authorized under Sections 51, 52, 54, 55, 56 or 59 or Schedules 5 or 6 or under any other Section or Schedule of the Prime Lease.

      IN WITNESS WHEREOF, the undersigned Landlord and Tenant have executed this Sublease effective as of the Effective Date.


                                    "Landlord"

                                    TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION,
                                    a national banking association



                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________




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                                    "Tenant"

                                    HARRIS WEBB & GARRISON, INC.,
                                    a Texas corporation


                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________



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                  FIRST AMENDMENT TO SUBLEASE AGREEMENT


      This First Amendment to Sublease Agreement (this "First Amendment") is entered into by and between TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Landlord") and HARRIS WEBB & GARRISON, INC., a Texas corporation ("Tenant").

                               WITNESSETH:

      WHEREAS, Landlord and Tenant entered into that certain Sublease Agreement dated January 19, 1994 (the "Sublease"), covering sublease space on the third
(3rd) floor of the building located at 5599 San Felipe, Houston, Harris County, Texas (the "Building"); and

      WHEREAS, Landlord and Tenant desire to amend the Sublease in accordance with the terms and conditions set forth below;

      NOW, THEREFORE, for and in consideration of the duties, covenants and obligations of each to the other hereunder, the Leased Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby confessed and acknowledged, Landlord and Tenant hereby agree to amend, and do hereby amend, the Sublease as follows (all terms defined in the Sublease shall, when used herein, have the same meanings as set forth in the Sublease unless otherwise defined herein):

      1. Section 2.02 of the Sublease is hereby deleted in its entirety and the following shall be substituted in its place:

            "2.02 Subject to and upon the terms and conditions set forth herein, Landlord hereby subleases to Tenant, and Tenant hereby subleases from Landlord for the term herein set forth, all of Landlord's right, title and interest in and to the use and occupancy of approximately 10,998 square feet of Net Rentable Area out of the Prime Lease Space, as shown outlined on Exhibit B attached hereto and made a part hereof (herein called the "Leased Premises"). Landlord and Tenant hereby stipulate and agree that the Net Rentable Area of the Leased Premises is 10,998 square feet and the Net Rentable Area of the Building is 450,508 square feet, notwithstanding any minor variations in measurement or other minor variations that may have been incurred in the calculation thereof."

      2. Section 3.01 of the Sublease is hereby deleted in its entirety and the following shall be substituted in its place:

            "The initial term of this Sublease (the "Term") shall commence on February 14, 1994 (the "Commencement Date"), and unless sooner terminated under any other terms and provisions hereof or under the Prime Lease, shall terminate on March 14,1999."

      3. Section 4.01 of the Sublease is hereby deleting the first sentence thereof in its entirety and the following shall be substituted in its place:

            "Tenant hereby agrees to pay an annual base rental (the "Base Rent") as follows: (a) from the Commencement Date through April 30, 1994, an amount equal to Five and 25/100 Dollars ($5.25) per square foot of Net Rentable Area within the Leased Premises, payable in monthly installments equal to Four Thousand Eight Hundred Eleven and 63/100 Dollars ($4,811.63) each, and (b) from May 1, 1994 through March 31, 1999, an amount equal to Ten and 50/100 Dollars ($10.50) per square foot of Net Rentable Area within the Leased Premises, payable in monthly installments equal to Nine Thousand Six Hundred Twenty-Three and 25/100 Dollars ($9,623.25) each."

      4. Section 10.09 of the Sublease is hereby deleting the second sentence thereof in its entirety and the following shall be substituted in its place:

            "Tenant agrees to occupy only the approximately 10,998 square feet of Net Rentable Area as indicated by the cross-hatched area on the attached Exhibit B."

      5. Exhibit D to the Sublease is amended by deleting the first sentence of Paragraph I of Part IV thereof in its entirety and substituting the following in its place:

            "Landlord hereby agrees to provide Tenant with an allowance (the "Improvement Allowance") of no less than Thirty-Two Thousand Nine Hundred Ninety-Four and No/100 Dollars ($32,994.00) to reimburse Tenant for: (a) the cost and expense of the preparation of the Space Plan and the Working Drawings and (b) the cost and expense of the Tenant's Work (collectively, the "Construction Costs")."

      6. Exhibit B, previously attached to the Sublease, is hereby replaced with Exhibit B attached to this First Amendment.

      7. In connection with the expansion of the Leased Premises as set forth in this First Amendment, Landlord agrees to pay to Grubb & Ellis Company (the "Tenant's Broker") a real estate brokerage commission as set forth in a separate listing agreement between Landlord and Tenant's Broker. Landlord and Tenant hereby represent and warrant each to the other that they have not employed any other agents, brokers or other such parties in connection with the expansion of the term of the Sublease as set forth in this First Amendment, and each agrees that they shall hold the other harmless from and against any and all claims of all other agents, brokers or other such parties claiming by, through or under the respective indemnifying party.

      8. Except as expressly provided herein, the Leased Premises shall be governed by the same terms and conditions as set forth in the Sublease. The Sublease as hereby amended is hereby ratified and affirmed and, except as expressly amended hereby, all other items and provisions of the Sublease remain unchanged and continue to be in full force and effect. The terms of this First Amendment shall control over any conflicts between the terms of the Sublease and the terms of this First Amendment.

      9. The Sublease, as amended by this First Amendment, constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and all prior agreements, proposals, negotiations, understandings and correspondence between the parties in this regard, whether written or oral, are hereby superseded and merged herewith.

      IN WITNESS WHEREOF, this First Amendment may be executed by the parties hereto on separate multiple counterparts, each of which shall be deemed to be an original, executed to be effective as of the ____ day of February, 1994.


                                    "Landlord"

                                    TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION,
                                    a national banking association



                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________


                                    "Tenant"

                                    HARRIS WEBB & GARRISON, INC.,
                                    a Texas corporation



                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________

                 SECOND AMENDMENT TO SUBLEASE AGREEMENT


      This Second Amendment to Sublease Agreement (this "Second Amendment") is entered into by and between TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Landlord") and HARRIS WEBB & GARRISON, INC., a Texas corporation ("Tenant").

                               WITNESSETH:

      WHEREAS, Landlord and Tenant entered into that certain Sublease Agreement dated January 19, 1994 (the "Original Sublease"), covering approximately 10,798 square feet of net rentable area (the "Initial Leased Premises") on the third
(3rd) floor of the building located at 5599 San Felipe, Houston, Harris County, Texas (the "Building"); and

      WHEREAS, Landlord and Tenant expanded the Initial Leased Premises to include an additional 200 square feet of net rentable area pursuant to that certain First Amendment to Sublease Agreement (the "First Amendment") dated effective as of February 23, 1994, executed by and between Landlord and Tenant (the Original Sublease, as amended by the First Amendment, is herein referred to as the "Sublease"); and

      WHEREAS, Tenant desires to further expand the Initial Leased Premises to include an additional 2,497 square feet of net rentable area (the "Expansion Space"), which Expansion Space is more particularly described on Exhibit B attached hereto and made a part hereof for all purposes; and

      WHEREAS, Landlord and Tenant desire to further amend the Sublease to include the Expansion Space in accordance with the terms and conditions set forth below;

      NOW, THEREFORE, for and in consideration of the duties, covenants and obligations of each to the other hereunder, the Leased Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby confessed and acknowledged, Landlord and Tenant hereby agree to amend, and do hereby amend, the Sublease as follows (all terms defined in the Sublease shall, when used herein, have the same meanings as set forth in the Sublease unless otherwise defined herein):

      1. Section 2.02 of the Sublease is hereby deleted in its entirety and the following shall be substituted in its place:

            "2.02 Subject to and upon the terms and conditions set forth herein, Landlord hereby subleases to Tenant, and Tenant hereby subleases from Landlord for the term herein set forth, all of Landlord's right, title and interest in and to the use and occupancy of approximately 13,495 square feet of Net Rentable Area out of the Prime Lease Space, as shown outlined on Exhibit B attached hereto and made a part hereof (herein called the "Leased Premises"). Landlord and Tenant hereby stipulate and agree that the Net Rentable Area of the Leased Premises is 13,495 square feet and the Net Rentable Area of the Building is 450,508 square feet, notwithstanding any minor variations in measurement or other minor variations that may have been incurred in the calculation thereof"

      2. Section 3.01 of the Sublease is hereby deleted in its entirety and the following shall be substituted in its place:

            "The initial term of this Sublease (the "Term") shall commence on February 14, 1994 (the "Commencement Date"), and unless sooner terminated under any other terms and provisions hereof or under the Prime Lease, shall terminate on March 14, 1999."

      3. Section 4.01 of the Sublease is hereby deleting the first sentence thereof in its entirety and the following shall be substituted in its place:

            "Tenant hereby agrees to pay an annual base rental (the "Base Rent') as follows: (a) from the Commencement Date through April 30, 1994, monthly installments equal to Four Thousand Eight Hundred Eleven and 63/100 Dollars ($4,811.63) each, (b) from May 1, 1994 through May 31, 1994, a monthly installment equal to Ten Thousand Eight Hundred Forty-Nine and 97/100 Dollars ($10,849.97) each, and (c) from June 1, 1994 through March 14, 1999 monthly installments equal to Eleven Thousand Eight Hundred Sixty and 15/100 Dollars ($11,860.15) each."

      4. Section 10.09 of the Sublease is hereby deleting the second sentence thereof in its entirety and the following shall be substituted in its place:

            "Tenant agrees to occupy only the approximately 13,495 square feet of Net Rentable Area as indicated by the cross-hatched area on the attached Exhibit B."

      5. Landlord shall provide Tenant with an allowance (the "Expansion Space Improvement Allowance") of up to Four Thousand Nine Hundred Ninety-Four and No/100 Dollars ($4,994.00) to reimburse Tenant for: (a) the cost and expense of the preparation of the space plans and the working drawings relating to the Expansion

Space and (b) the cost and expense of all work (the "Tenant's Expansion Work") required to complete the Expansion Space substantially in accordance with the space plans and construction drawings approved by Landlord (collectively, the "Construction Costs"). Upon completion of the Tenant's Expansion Work, Landlord shall disburse the Expansion Space Improvement Allowance for reimbursement to Tenant of the Construction Costs incurred by Tenant, upon receipt by Landlord of lien releases, invoices, receipts and such other evidence as Landlord may reasonably request in connection with such reimbursement. In the event any portion of the Expansion Space Improvement Allowance is not fully advanced by Landlord, Tenant shall not be entitled to any payment or credit under this Second Amendment as a result of the unadvanced portion of the Expansion Space Improvement Allowance.

      6. Exhibit B, previously attached to the Sublease, is hereby replaced with Exhibit B attached to this Second Amendment.

      7. In connection with the expansion of the Leased Premises as set forth in this Second Amendment, Landlord agrees to pay to Grubb & Ellis Company (the "Tenant's Broker") a real estate brokerage commission as set forth in a separate listing agreement between Landlord and Tenant's Broker. Landlord and Tenant hereby represent and warrant each to the other that they have not employed any

      IN WITNESS WHEREOF, this Second Amendment may be executed by the parties hereto on separate multiple counterparts, each of which shall be deemed to be an original, executed to be effective as of the 26th day of April, 1994.


                                    "Landlord"

                                    TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION,
                                    a national banking association



                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________


                                    "Tenant"

                                    HARRIS WEBB & GARRISON, INC.,
                                    a Texas corporation


                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________

                  THIRD AMENDMENT TO SUBLEASE AGREEMENT


      This Third Amendment to Sublease Agreement (this "Third Amendment") is entered into by and between TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Landlord") and HARRIS WEBB & GARRISON, INC., a Texas corporation ("Tenant").

                               WITNESSETH:

      WHEREAS, Landlord and Tenant entered into that certain Sublease Agreement dated January 19,1994 (the "Original Sublease"), covering approximately 10,798 square feet of net rentable area (the "Initial Leased Premises") on the third
(3rd) floor of the building located at 5599 San Felipe, Houston, Harris County, Texas (the "Building"); and

      WHEREAS, Landlord and Tenant expanded the Initial Leased Premises to include an additional 200 square feet of net rentable area pursuant to that certain First Amendment to Sublease Agreement (the "First Amendment") dated effective as of February 23, 1994, executed by and between Landlord and Tenant; and

      WHEREAS, Landlord and Tenant further expanded the Initial Leased Premises to include an additional 2,497 square feet of net rentable area pursuant to that certain Second Amendment to Sublease Agreement (the "Second Amendment") dated effective as of April 26, 1994, executed by and between Landlord and Tenant (the Original Sublease, as amended by the First Amendment and the Second Amendment, is herein referred to as the "Sublease"); and

      WHEREAS, Tenant desires to further expand the Initial Leased Premises to include an additional 8,707 square feet: of net rentable area(the "Expansion Premises"), which Expansion Premises are more particularly described on Exhibit B attached hereto and made a part hereof for all, purposes; and

      WHEREAS, Landlord and Tenant desire to further amend the Sublease to include the Expansion Premises in accordance with the terms and conditions set forth below;

      NOW, THEREFORE, for and in consideration of the duties, covenants and obligations of each to the other hereunder, the Leased Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby confessed and acknowledged, Landlord and Tenant hereby agree to amend, and do hereby amend, the Sublease as follows (all terms defined in the Sublease shall, when used herein, have the same meanings as set forth in the Sublease unless otherwise defined herein):

      1. Section 2.02 of the Sublease is hereby deleted in its entirety and the following shall be substituted in its place:

            "2.02 Subject to and upon the terms and conditions set forth herein, Landlord hereby subleases to Tenant, and Tenant hereby subleases from Landlord for the term herein set forth, all of Landlord's right, title and interest in and to the use and occupancy of approximately 13,495 square feet of Net Rentable Area out of the Prime Lease Space, as shown outlined on Exhibit B attached hereto and made a part hereof (herein called the "Initial Leased Premises"). Landlord and Tenant hereby stipulate and agree that the Net Rentable Area of the Leased Premises is 13,495 square feet and the Net Rentable Area of the Building is 450,508 quare feet, notwithstanding any minor variations in measurement or other minor variations that may have been incurred in the calculation thereof. The "Leased Premises" as such term is used herein shall include the Initial Leased Premises and, effective as of their respective commencement dates, the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises.

            Effective as of February 1,1995 (the "First Expansion Commencement Date"), the Leased Premises shall be expanded to include an additional 3,045 square feet of Net Rentable Area out of the Prime Lease Space, as shown outlined on Exhibit B attached hereto and made a part hereof (herein called the "First Expansion Premises") and the defined term "Leased Premises" shall be deemed to include the Initial Leased Premises and the First Expansion Premises. Landlord and Tenant hereby stipulate and agree that effective as of the First Expansion Commencement Date, the Net Rentable Area of the Leased Premises shall be 16,540 square feet, notwithstanding any minor variations in measurement or other minor variations that may have been incurred in the calculation thereof.

            Effective as of August 1,1995 (the "Second Expansion Commencement Date"), the Leased Premises shall be expanded to include an additional 3,035 square feet of Net Rentable Area out of the Prime Lease Space, as shown outlined on Exhibit B attached hereto and made a part hereof (herein called the "Second Expansion Premises") and the defined term "Leased Premises" shall be deemed to include the Initial Leased Premises, the First Expansion Premises and the Second Expansion Premises. Landlord and Tenant hereby stipulate and agree that effective as of the Second Expansion Commencement Date, the Net Rentable Area of the Leased Premises shall be 19,575 square feet, notwithstanding any minor variations in measurement or other minor variations that may have been incurred in the calculation thereof.

            Effective as of January 1,1996 (the "Third Expansion Commencement Date"), the Leased Premises shall be expanded to include an additional 2,627 square feet of Net Rentable Area out of the Prime Lease Space, as shown outlined on Exhibit B attached hereto and made a part hereof (herein called the "Third Expansion Premises") and the defined term "Leased Premises" shall be deemed to include the Initial Leased Premises, the first Expansion Premises, the Second Expansion Premises and the Third Expansion Premises. Landlord and Tenant hereby stipulate and agree that effective as of the Third Expansion Commencement Date, the Net Rentable Area of the Leased Premises shall be 22,202 square feet, notwithstanding any minor variations in measurement or other minor variations that may have been incurred in the calculation thereof The term "Expansion Premises" as used herein shall mean collectively the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises."

      2. Section 3.01 of the Sublease is hereby deleted in its entirety and the following shall be substituted in its place:

            "The initial term of this Sublease (the "Term") shall commence on February 14, 1994 (the "Commencement Date"), and unless sooner terminated under any other terms and provisions hereof or under the Prime Lease, shall terminate on March 14, 1999."

      3. The first sentence of Section 4.01 of the Sublease is hereby deleted in its entirety and the following shall be substituted in its place:

            "Tenant hereby agrees to pay an annual base rental (the "Base Rent") as follows:

            (a) from the Commencement Date through April 30, 1994, monthly installments equal to Four Thousand Eight Hundred Eleven and 63/100 Dollars ($4,811.63) each;

            (b) from May 1, 1994 through May 31, 1994, a monthly installment equal to Ten Thousand Eight Hundred Forty-Nine and 97/100 Dollars ($10,849.97) each;

            (c) from June 1, 1994 through January 31, 1995, monthly installments equal to Eleven Thousand Eight Hundred Sixty and 15/100 Dollars ($11,860.15) each;

            (d) from February 1, 1995 through July 31, 1995, monthly installments equal to Fourteen Thousand One Hundred Forty-Three and 90/100 Dollars ($14,143.90) each;

            (e) from August 1, 1995 through December 31, 1995, monthly installments equal to Sixteen Thousand Four Hundred Twenty and 15/100 Dollars ($16,420.15) each; and

            (f) from January 1, 1996 through March 14, 1999, monthly installments equal to Eighteen Thousand Three Hundred Ninety and 40/100 Dollars ($18,390.40) each."

      4. Section 4.03(a) of the Sublease is hereby deleted in its entirety and the following shall be substituted in its place:

            "Beginning with the calendar year 1995 and continuing for each year during the remainder of the Term thereafter, Tenant shall reimburse Landlord for Tenant's Share of the amount, if any, by which the Actual Operating Expenses for each such year, after any adjustment thereof pursuant to Section 7 of the Prime Lease and this Section 4.03, exceeds the amount of the Actual Operating Expenses for the Base Year (as hereinafter defined) applicable to each portion of the Leased Premises, after any adjustment thereof pursuant to Section 7 of the Prime Lease and this Section 4.03, as provided for in this Article IV. The"Base Year" as used herein shall mean the calendar year 1994 with respect to the Initial Leased Premises and calendar year 1995 with respect to the Expansion Premises."

      5.    Article VIII of the Sublease is hereby deleted in its entirety.

      6. The second sentence of Section 10.09 of the Sublease is hereby deleted in its entirety and the following shall be substituted in its place:

      "Tenant acknowledges that the existing leasehold improvements located on the third (3rd) floor of the Building were constructed in contemplation of the entire floor being occupied by a single tenant. Tenant agrees to occupy only the approximately 13,495 square feet of Net Rentable Area as indicated by the cross-hatched area on the attached Exhibit B. If Tenant occupies any portion of the First Expansion Premises, the Second Expansion Premises or the Third Expansion Premises prior to the respective commencement dates for each such space, then Tenant shall pay base rental and additional rent from the Commencement Date through the date of such use equal to an annual "gross" base rental rate of Fifteen and No/100 Dollars ($15.00) per square foot of Net Rentable Area actually used by Tenant. Failure of Landlord to terminate Tenant's occupancy of such additional space upon notice thereof to Landlord, or delay in taking any action in connection therewith, shall not waive any of Landlord's rights with respect to the termination of such occupancy or with respect to the collection of rent as a result of such occupancy."

      7. Exhibit B and Exhibit C, previously attached to the Sublease, is hereby replaced with Exhibit B and Exhibit C attached to this Third Amendment,

      8. By its execution of this Third Amendment, Tenant acknowledges and agrees that all leasehold improvements and tenant finish in the Expansion Premises are in good and satisfactory condition acceptable to Tenant and Tenant hereby agrees to accept the Expansion Premises in their present condition, i.e. "AS IS" and "WITH ALL FAULTS".

      9. In connection with the expansion of the Leased Premises as set forth in this Third Amendment, Landlord agrees to pay to Trione & Gordon ("Landlord's Broker") a real estate brokerage commission as set forth in a separate listing agreement between Landlord and Landlord's Broker and Landlord agrees to pay to The Staubach Company (the "Tenant's Broker") a real estate brokerage commission as set forth in a separate commission agreement between Landlord and Tenant's Broker. Landlord and Tenant hereby represent and warrant each to the other that they have not employed any other agents, brokers or other such parties in connection with the expansion of the Leased Premises as set forth in this Third Amendment. Landlord and Tenant each agree that they shall hold the other harmless from and against any and all claims of all other agents, brokers or other such parties claiming by, through or under the respective indemnifying party.

      10. Except as expressly provided herein, the Leased Premises shall be governed by the same terms and conditions as set forth in the Sublease. The Sublease as hereby amended is hereby ratified and affirmed and, except as expressly amended hereby, all other items and provisions of the Sublease remain unchanged and continue to be in full force and effect. The terms of this Third Amendment shall control over any conflicts between the terms of the Sublease and the terms of this Third Amendment.

      11. The Sublease, as amended by this Third Amendment, constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and all prior agreements, proposals, negotiations, understandings and correspondence between the parties in this regard, whether written or oral, are hereby superseded and merged herewith.

      IN WITNESS WHEREOF, this Third Amendment may be executed by the parties hereto on separate multiple counterparts, each of which shall be deemed to be an original, executed to be effective as of the 19th day of January, 1995.


                                    "Landlord"

                                    TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION,
                                    a national banking association


                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________

                                    "Tenant"

                                    HARRIS WEBB & GARRISON, INC.,
                                    a Texas corporation


                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________